                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported):  November 24, 1998



                           HOST MARRIOTT CORPORATION
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      001-05664                 53-0085950
----------------------------        ------------              --------------
(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)              Identification
                                                              Number)



10400 Fernwood Road, Bethesda, Maryland                       20817-1109
---------------------------------------                       ----------
(Address of Principal Executive Offices)                      (Zip Code)


    The Registrant's telephone number, including area code:  (301) 380-9000
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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5:  OTHER EVENTS
---------------------

          On November 24, 1998, Host Marriott Corporation mailed a Proxy Statement to its stockholders relating to a special meeting of its stockholders to be held on December 15, 1998. The Proxy Statement, which is incorporated herein by reference, is attached hereto as Exhibit 99.1.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     (C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------
        99.1        Proxy Statement, dated November 23,
                    1998, relating to the special meeting
                    of stockholders of Host Marriott
                    Corporation to be held on
                    December 15, 1998

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 24, 1998            HOST MARRIOTT CORPORATION



                                    By: /s/ Donald D. Olinger
                                       -------------------------
                                       Donald D. Olinger
                                       Senior Vice President
                                       and Corporate Controller

                                      -3-
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                                 EXHIBIT INDEX



EXHIBIT NUMBER      EXHIBIT
--------------      ------------------------------
     99.1           Proxy Statement, dated
                    November 23, 1998, relating to
                    the special meeting of
                    stockholders of Host Marriott
                    Corporation to be held on
                    December 15, 1998

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